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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 3, 2007



                              SEACOR HOLDINGS INC.
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             (Exact Name of Registrant as Specified in Its Charter)

    DELAWARE                       1-12289                       13-3542736
(State or other            (Commission file number)           (I.R.S. employer
jurisdiction of                                             identification no.)
incorporation or
 organization)

  2200 ELLER DRIVE, FORT
   LAUDERDALE, FLORIDA                                        33316
  (Address of principal                                     (Zip code)
    executive offices)


       Registrant's telephone number, including area code: (954) 523-2200

                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On July 3, 2007, SEACOR Holdings Inc. entered into Amendment No. 1 ("Amendment No. 1") to its unsecured revolving credit facility agreement dated as of November 3, 2006 (the "Revolving Credit Facility Agreement") by and among DnB NOR Bank ASA, Nordea Bank Norge ASA, Grand Cayman Branch, The Governor and Company of the Bank of Scotland and Fortis Capital Corp., as Mandated Lead Arrangers, DnB NOR Bank ASA and Nordea Bank Norge ASA, Grand Cayman Branch, as Bookrunners, DnB NOR Bank ASA, as Facility Agent, Nordea Bank Norge ASA, Grand Cayman Branch, as Syndication Agent, The Governor and Company of the Bank of Scotland, as Structuring Agent, Fortis Capital Corp., as Documentation Agent, and the banks and financial institutions named therein, as Lenders. The Revolving Credit Facility Agreement was previously reported on Form 10-Q for the fiscal quarter ended September 30, 2006 and filed with the Securities and Exchange Commission on November 7, 2006.

      Amendment No. 1 operates to increase the amount of the revolving credit facility available under the Revolving Credit Facility Agreement from U.S. $300 million to U.S. $450 million, pursuant to Section 3.1 of the Revolving Credit Facility Agreement, and to increase the commitment of certain of the Lenders, as set forth in Schedule A to Amendment No. 1. The foregoing description of Amendment No. 1 is qualified in its entirety by reference to the full text of Amendment No. 1, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.



ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

      The information set forth under Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03.


ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

      (d)  Exhibits.

      Exhibit Number    Description
      --------------    -----------

      10.1 Amendment No. 1 to the Revolving Credit Facility Agreement, dated as of July 3, 2007.


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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         SEACOR HOLDINGS INC.


Date:  July 10, 2007                     By:   /s/   Richard Ryan
                                             -----------------------------------
                                             Name:   Richard Ryan
                                             Title:  Senior Vice President
                                                     and Chief Financial Officer









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